UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2015

CloudCommerce, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

              0-13215                                                                                    30-0050402

(Commission File Number)                                             (I.R.S. Employer Identification No.)

1933 Cliff Drive, Suite 11, Santa Barbara, California                                                93109

(Address of principal executive offices)                                                          (Zip Code)

(805) 964-3313

(Registrant's telephone number, including area code)

Warp 9, Inc.

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A ("Form 8-K/A") amends the Current Report on Form 8-K filed by CloudCommerce with the Securities and Exchange Commission ("SEC") on October 6, 2015 ("Original Form 8-K").

SECTION 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(a) Financial Statement of Businesses Acquired.

(b) Pro Forma Financial Information.

On October 1, 2015, CloudCommerce, Inc., a Nevada corporation (the "Company") closed its acquisition of Indaba Group, LLC, a Colorado limited liability company ("Indaba") pursuant to the agreement and plan of merger (the "Agreement"), with Indaba, Warp 9, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the "Merger Sub"), and Ryan Shields, an individual holding outstanding membership interests of Indaba, Blake Gindi, an individual holding outstanding membership interests of Indaba, and Jack Gindi, an individual holding outstanding membership interests of Indaba (collectively, the "Sellers" or "Indaba Members").  Pursuant to the Agreement Indaba merged with and into the Merger Sub.  The Merger Sub, as the surviving entity, changed its name to Indaba Group, Inc. ("IGI").  On October 6, 2015 the Company filed a Report on Form 8K disclosing the closing of the merger of Indaba with and into IGI.  This Report amends the Report filed by the Company on October 6, 2015 to include financial statements of Indaba and proforma information of the Company as set forth in in Exhibits 99.1, 99.2 and 99.3 (the "Financial Information"). This Form 8-K/A amends Item 9.01 of the Original Form 8-K to include financial statements of the business acquired and pro forma financial information in accordance with Items 9.01(a) and (b) within seventy one calendar days after the date on which the initial report on Form 8-K was required to be filed. Except as set forth in Item 9.01, no other changes are being made to the Original Form 8-K.

The description of the Agreement found in this Form 8-K/A is not intended to be complete and is qualified in its entirety by reference to the Agreement incorporated herein by reference.

(d)        Exhibits

10.1     Agreement and Plan of Merger by and among Indaba Group, LLC, a Colorado limited liability company, Ryan Shields, Blake Gindi, and Jack Gindi, Warp 9, Inc., a Nevada corporation, and Warp 9, Inc., a Delaware corporation. (Incorporated by reference to Exhibit 10.1 to the registrant's Current Report on Form 8-K, filed June 30, 2015).

99.1     Audited financial statements of Indaba, as of and for the years ended June 30, 2015 and June 30, 2014.

99.2     Unaudited financial statements of Indaba, as of and for the three months ended September 30, 2015 and September 30, 2014.

99.3    Unaudited pro forma condensed financial statement information of the Company, as of and for the year ended June 30, 2015, and as of and for the three months ended September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 7, 2015

/s/ Andrew Van Noy

Andrew Van Noy, Chief Executive Officer

and President